  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 17, 1997

                                                     REGISTRATION NO. 333-

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                           ESSEX INTERNATIONAL INC.
            (Exact name of Registrant as specified in its charter)

        DELAWARE                     3357                     13-3496934
                              (Primary Standard            (I.R.S. Employer
    (State or other               Industrial            Identification Number)
    jurisdiction of         Classification Number)
    incorporation or
     organization)

                               1601 WALL STREET
                             FORT WAYNE, IN 46802
                                (219) 461-4000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                ---------------

                             MR. STEVEN R. ABBOTT
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           ESSEX INTERNATIONAL INC.
                               1601 WALL STREET
                             FORT WAYNE, IN 46802
                                (219) 461-4000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

         RICHARD HALL, ESQ.       Copies to:   ROBERT W. REEDER, III, ESQ.
      CRAVATH, SWAINE & MOORE                      SULLIVAN & CROMWELL
         825 EIGHTH AVENUE                           125 BROAD STREET
      NEW YORK, NEW YORK 10019                   NEW YORK, NEW YORK 10004

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-33591

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

                        CALCULATION OF REGISTRATION FEE
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
                                          PROPOSED       PROPOSED
 TITLE OF EACH CLASS OF                   MAXIMUM        MAXIMUM      AMOUNT OF
    SECURITIES TO BE     AMOUNT TO BE  OFFERING PRICE   AGGREGATE    REGISTRATION
       REGISTERED        REGISTERED(A)   PER SHARE    OFFERING PRICE    FEE(B)
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
Common Stock, $0.01 par
 value..................    3,277          $38          $124,526        $38
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
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(a) Amount represents an increase in the offering size from 4,800,989 to
    4,804,266 shares of Common Stock of which 4,800,989 were previously registered. Includes 624,266 shares of Common Stock that may be sold pursuant to the Underwriters' over-allotment options.
(b) Calculated pursuant to Rule 457 under the Securities Act. A portion of the proposed maximum aggregate offering price represents shares that are to be offered outside of the United States but that may be resold from time to time in the United States. Such shares are not being registered for the purpose of sales outside the United States.


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

                               EXPLANATORY NOTE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Registration No. 333-33591) filed by Essex International Inc. with the Securities and Exchange Commission (the "Commission") on August 14, 1997, as amended by Amendment No. 1 thereto filed on August 28, 1997, which was declared effective by the Commission on September 17, 1997, including the exhibits thereto, are incorporated herein by reference.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

(a) Exhibits:

  All the exhibits filed with or incorporated by reference in Registration Statement No. 333-33591 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following which are filed herewith:

EXHIBIT
  NO.                            DESCRIPTION
-------                          -----------
  5      --Opinion of Cravath, Swaine & Moore
 23.1    --Consent of Ernst & Young LLP
 23.2    --Consent of Cravath, Swaine & Moore (included in Exhibit 5)

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, State of Indiana, on September 17, 1997.

                                          Essex International Inc.,
                                           (Registrant)

                                                     /s/ David A. Owen
                                          By: _________________________________
                                                       David A. Owen
                                              Executive Vice President, Chief
                                              Financial Officer and Treasurer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

              SIGNATURE                         TITLE                DATE

                  *                    President, Chief         September 17,
-------------------------------------   Executive Officer and        1997
          STEVEN R. ABBOTT              Director (Principal
                                        Executive Officer)

          /s/ David A. Owen            Executive Vice           September 17,
-------------------------------------   President, Chief             1997
            DAVID A. OWEN               Financial Officer and
                                        Treasurer (Principal
                                        Financial and
                                        Accounting Officer)

                  *                    Director                 September 17,
-------------------------------------                                1997
    WILLIAM LEE LYONS BROWN, JR.

                  *                    Director                 September 17,
-------------------------------------                                1997
           RODNEY A. COHEN

                  *                    Director                 September 17,
-------------------------------------                                1997
          EDWARD O. GAYLORD

                  *                    Director                 September 17,
-------------------------------------                                1997
        STUART S. JANNEY, III

                  *                    Director                 September 17,
-------------------------------------                                1997
          ROBERT D. LINDSAY

              SIGNATURE                          TITLE               DATE

                  *                     Director                September 17,
                                                                     1997

-------------------------------------
*By:      /s/ David A. Owen
            WARD W. WOODS
  -------------------------------------
   DAVID A. OWEN ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

  All exhibits filed with or incorporated by reference in Registration Statement No. 333-33591 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following which are filed herewith:

EXHIBIT
  NO.                            DESCRIPTION                          PAGE
-------                          -----------                          ----
  5      --Opinion of Cravath, Swaine & Moore
 23.1    --Consent of Ernst & Young LLP
 23.2    --Consent of Cravath, Swaine & Moore (included in Exhibit 5)